EXHIBIT 23.2





             [LETTERHEAD OF KPMG PEAT MARWICK LLP.]





                  Independent Auditors' Consent



The Board of Directors
Norwest Corporation:

We consent to the use of our report dated January 17, 1996 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus. Our report refers to Norwest Corporation's adoption in 1995 of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 122, "Accounting for Mortgage Servicing Rights, an amendment of FASB Statement No. 65."




                                          /s/ KPMG Peat Marwick
                              LLP.





January 31, 1997
Minneapolis, Minnesota

















                                                   EXHIBIT 23.3.1





           [LETTERHEAD OF DANIEL, RATLIFF & COMPANY -
                   CHARLOTTE, NORTH CAROLINA]





                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Norwest Corporation on Form S-4 of our report dated November 22, 1996, relating to the consolidated financial statements of The United Group, Inc. and Subsidiaries, appearing in the Proxy Statement-Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Proxy Statement-Prospectus.



/s/ Daniel, Ratliff & Company



January 31, 1997
























                                                   EXHIBIT 23.3.2





       [LETTERHEAD OF THE DANIEL PROFESSIONAL GROUP, INC.]





                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this registration statement of Norwest Corporation on Form S-4 of our report dated November 22, 1995, relating to the consolidated financial statements of the United Group, Inc. and Subsidiaries, appearing in the Proxy Statement-Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Proxy Statement-Prospectus.




/s/ The Daniel Professional Group, Inc.



January 31, 1997
























                                                     EXHIBIT 23.4




    [LETTER HEAD OF BLANCO TACKABERY COMBS & MATAMOROS, P.A.]




January 31, 1997

     We hereby consent to the filing of the form of our opinion as an exhibit to the Registration Statement and to the reference to us in the Proxy Statement and Prospectus included in the Registration Statement. In giving such permission, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission thereunder.


Very truly yours,


BLANCO TACKABERY COMBS
& MATAMOROS, P.A.

/s/ Michael D. Hurst